COLUMBIA STRATEGIC VALUE FUND, INC.
                                  (THE "FUND")


     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

1. On October 13, 2003 the name of the Fund will change to "Columbia Strategic Investor Fund, Inc."

2. On October 13, 2003, Class D will be closed to all purchases, other than subsequent purchases by a Class D shareholder into an already existing Class D account. In the alternative, the Funds will offer Class C shares. Class C shares will have all the characteristics of Class D shares, but will be sold without the 1% sales charge currently applicable to Class D shares. On October 13, if you own a Fund's Class D shares in an account you will be able to purchase additional Class D shares in that Fund without a 1% sales charge. Subsequent exchanges into funds distributed by Liberty Funds Distributor, Inc. that you do not hold Class D shares will be permitted in Class C shares only. The reinvestment of dividends for Class D shareholders will still be accomplished by the issuance of Class D shares. The issuance of Class C shares have not been approved by the Boards of the Funds, have not been registered with the SEC and are not available for sale at this time. This notice does not constitute an offer for sale of Class C shares.

3.       Also on October 13, 2003:

         o    The website for the Fund will change from www.libertyfunds.com to
                                                        --------------------
              www.columbiafunds.com.
              ---------------------

         o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) will change their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

4. The Advisor intends to replace the S&P 500 Index with the Russell 3000 Value Index as the primary benchmark for the Fund. The Advisor believes that the Russell 3000 Value Index offers shareholders a more useful comparison of the Fund's relative performance than the S&P 500 Index.








181-36/427P-0903                                                 October 3, 2003